Exhibit 99.2

                               ASHLAND INC.
                     OPERATING AND NET INCOME SUMMARY*
              (In millions except per share data - unaudited)




                                                              Operating Income                                 Income
                             -------------------------------------------------------------------------------    from
                             Performance                           Water     Refining &  Unallocated         Continuing   Net
                              Materials  Distribution Valvoline Technologies Marketing    and other   Total  Operations Income
                             ----------- ------------ --------- ------------ ----------  ----------- ------- ---------- -------
FISCAL 2002
Quarter ended 12/31/01 (a)   $        7  $         5  $      7  $         3  $      45   $      (12) $   55  $      12  $   27
Quarter ended 3/31/02 (b)             9           (7)       12            2          -          (10)      6        (18)    (21)
Quarter ended 6/30/02                11           (2)       20            3         66          (13)     85         32      65
Quarter ended 9/30/02                 8          (12)       17            4         33          (18)     32          1      47
                             ----------- ------------ --------- ------------ ----------  ----------- ------- ---------- -------
Year ended 9/30/02           $       34  $       (15) $     56  $        12  $     143   $      (52) $  178  $      27  $  117
                             =========== ============ ========= ============ ==========  =========== ======= ========== =======
FISCAL 2003
Quarter ended 12/31/02       $        4  $         3  $      7  $         1  $      24   $      (13) $   26  $      (5) $  (92)
Quarter ended 3/31/03                 1            3        14            -         21          (13)     26         (5)    (39)
Quarter ended 6/30/03                (4)           9        20            2        100          (13)    114         56      70
Quarter ended 9/30/03                (2)          (3)       20            -        118          (16)    117         58     137
                             ----------- ------------ --------- ------------ ----------  ----------- ------- ---------- -------
Year ended 9/30/03           $       (1) $        12  $     61  $         3  $     263   $      (55) $  283  $     103  $   75
                             =========== ============ ========= ============ ==========  =========== ======= ========== =======
FISCAL 2004
Quarter ended 12/31/03       $       13  $         9  $     15  $         4  $      26   $      (13) $   54  $      16  $   34
Quarter ended 3/31/04                10           15        20            3          2          (13)     37          5     (16)
Quarter ended 6/30/04                 9           17        22            4        205          (15)    242        136     161
Quarter ended 9/30/04                 9           14        20            3        151           (5)    192        154     200
                             ----------- ------------ --------- ------------ ----------  ----------- ------- ---------- -------
Year ended 9/30/04           $       42  $        56  $     77  $        14  $     383   $      (47) $  525  $     311  $  378
                             =========== ============ ========= ============ ==========  =========== ======= ========== =======
FISCAL 2005
Quarter ended 12/31/04       $       12  $        20  $     13  $         4  $     136   $      (18) $  167  $      85  $   94
Quarter ended 3/31/05                28           29        17            3         61          (12)    126         58      33
Quarter ended 6/30/05 (c)            33           31        19            2        290          (18)    357      1,733   1,767
Quarter ended 9/30/05                15           19        10            2          -          (25)     21         81     111
                             ----------- ------------ --------- ------------ ----------  ----------- ------- ---------- -------
Year ended 9/30/05           $       88  $        99  $     59  $        11  $     486   $      (72) $  671  $   1,958  $2,004
                             =========== ============ ========= ============ ==========  =========== ======= ========== =======
FISCAL 2006
Quarter ended 12/31/05       $       26  $        34  $      1  $         1  $       -   $      (16) $   46  $      35  $   66
Quarter ended 3/31/06                27           30         2           (1)         -           (9)     49         49      49
Quarter ended 6/30/06                41           30       (10)           9          -          (23)     47         42      93
Quarter ended 9/30/06                18           26       (15)           5          -           (6)     28         56     200
                             ----------- ------------ --------- ------------ ----------  ----------- ------- ---------- -------
Year ended 9/30/06           $      112  $       120  $    (21) $        14  $       -   $      (55) $  170  $     183  $  407
                             =========== ============ ========= ============ ==========  =========== ======= ========== =======

*Quarterly  amounts  do  not  necessarily  add  to  annual  amounts  due to rounding.
-----------

(a) Includes Ashland's share of a charge ($29 million pretax, $18 million after tax, $.26 per share) for adjustments to MAP's IMV reserve.
(b) Includes Ashland's share of income ($29 million pretax, $18 million after tax, $.25 per share) from adjustments to MAP's IMV reserve.
(c) Includes a net gain of $1,536 million, or $20.56 per share, from the MAP Transaction and the repayment of most of Ashland's debt with the proceeds.

                               ASHLAND INC.
                     OPERATING AND NET INCOME SUMMARY*
              (In millions except per share data - unaudited)


                                           Diluted EPS
                             ----------------------------------------
                                 Continuing               Net
                                 Operations              Income
                             ------------------    ------------------
                             Quarter      YTD      Quarter      YTD
                             -------    -------    -------    -------
FISCAL 2002
Quarter ended 12/31/01 (a)   $ 0.16     $ 0.16     $ 0.38     $ 0.38
Quarter ended 3/31/02 (b)     (0.25)     (0.09)     (0.31)      0.08
Quarter ended 6/30/02          0.45       0.36       0.93       1.00
Quarter ended 9/30/02          0.02       0.38       0.68       1.67

Year ended 9/30/02                -       0.38          -       1.67


FISCAL 2003
Quarter ended 12/31/02       $(0.08)    $(0.08)    $(1.35)    $(1.35)
Quarter ended 3/31/03         (0.08)     (0.16)     (0.57)     (1.91)
Quarter ended 6/30/03          0.82       0.66       1.01      (0.89)
Quarter ended 9/30/03          0.85       1.50       1.99       1.10

Year ended 9/30/03                -       1.50          -       1.10


FISCAL 2004
Quarter ended 12/31/03       $ 0.23     $ 0.23     $ 0.49     $ 0.49
Quarter ended 3/31/04          0.07       0.29      (0.23)      0.25
Quarter ended 6/30/04          1.90       2.21       2.26       2.53
Quarter ended 9/30/04          2.14       4.36       2.76       5.31

Year ended 9/30/04                -       4.36          -       5.31


FISCAL 2005
Quarter ended 12/31/04       $ 1.17     $ 1.17     $ 1.28     $ 1.28
Quarter ended 3/31/05          0.79       1.95       0.44       1.72
Quarter ended 6/30/05 (c)     23.19      25.26      23.65      25.48
Quarter ended 9/30/05          1.08      26.23       1.48      26.85

Year ended 9/30/05                -      26.23          -      26.85


FISCAL 2006
Quarter ended 12/31/05       $ 0.48     $ 0.48     $ 0.91     $ 0.91
Quarter ended 3/31/06          0.68       1.16       0.67       1.57
Quarter ended 6/30/06          0.59       1.75       1.29       2.86
Quarter ended 9/30/06          0.79       2.53       2.82       5.64

Year ended 9/30/06                -       2.53          -       5.64


*Quarterly  amounts  do  not  necessarily  add  to  annual  amounts  due to rounding.
-----------

(a) Includes Ashland's share of a charge ($29 million pretax, $18 million after tax, $.26 per share) for adjustments to MAP's IMV reserve.
(b) Includes Ashland's share of income ($29 million pretax, $18 million after tax, $.25 per share) from adjustments to MAP's IMV reserve.
(c) Includes a net gain of $1,536 million, or $20.56 per share, from the MAP Transaction and the repayment of most of Ashland's debt with the proceeds.